Revenues	12 Months Ended
Dec. 31, 2025
Revenue [abstract]
Revenues	Revenue [A]

			$ million
	2025	2024	2023
Crude oil	35,711	40,625	39,609
Oil products	114,660	129,554	144,985
Natural gas and NGL	22,825	19,309	28,010
LNG	33,467	30,923	32,976
Power	12,260	11,566	11,822
Lubricants	11,544	11,511	11,548
Chemicals products	6,922	8,529	8,360
Other [B]	19,963	22,330	23,703
Revenue from contracts with customers	257,352	274,347	301,013
Revenue from other sources	9,534	9,965	15,607
Total revenue	266,886	284,312	316,620
[A]Note 7 contains a detailed analysis of the total revenue by segment and geographic area.
[B]Other primarily includes sales of Naphtha, LPG, Condensate, (refined) Bitumen, and revenue from smaller sales of various other products.
Revenue from other sources related to fair value accounting of commodity derivatives.